EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended March 1, 2013

Current Month				Rolling Performance*				Rolling Risk Metrics* (Apr 2008 – Mar 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.1%	0.5%	-0.9%	-5.6%	-4.3%	-3.8%	1.9%	-3.8%	10.7%	-23.6%	-0.3	-0.5
B**	0.1%	0.5%	-1.0%	-6.2%	-4.9%	-4.4%	N/A	-4.4%	10.7%	-25.7%	-0.4	-0.5
Legacy 1***	0.1%	0.5%	-0.5%	-3.6%	-2.3%	N/A	N/A	-3.4%	10.7%	-18.4%	-0.3	-0.4
Legacy 2***	0.1%	0.5%	-0.6%	-3.9%	-2.7%	N/A	N/A	-3.7%	10.7%	-18.9%	-0.3	-0.5
Global 1***	0.1%	0.5%	-0.4%	-3.1%	-3.0%	N/A	N/A	-4.2%	10.2%	-17.7%	-0.4	-0.5
Global 2***	0.1%	0.5%	-0.5%	-3.3%	-3.2%	N/A	N/A	-4.5%	10.2%	-18.7%	-0.4	-0.6
Global 3***	0.1%	0.5%	-0.8%	-4.8%	-4.9%	N/A	N/A	-6.2%	10.2%	-24.0%	-0.6	-0.8

S&P 500 Total Return Index****	0.2%	0.2%	6.9%	10.1%	11.4%	5.1%	8.2%	5.1%	18.9%	-46.4%	0.4	0.4
Barclays Capital U.S. Long Gov Index****	1.5%	0.5%	-1.7%	8.0%	12.6%	8.4%	7.3%	8.4%	13.3%	-12.3%	0.7	1.2
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	26%					26%
Energy	8%	Long	Brent Crude Oil	2.7%	Long	8%	Long	Brent Crude Oil	2.7%	Long
			Gasoline Blendstock	2.1%	Long			Gasoline Blendstock	2.1%	Long
Grains/Foods	10%	Short	Sugar	2.4%	Short	10%	Short	Sugar	2.4%	Short
			Coffee	1.5%	Short			Coffee	1.5%	Short
Metals	8%	Short	Gold	4.1%	Short	8%	Short	Gold	4.0%	Short
			Copper	1.2%	Short			Copper	1.2%	Short
FINANCIALS	74%					74%
Currencies	21%	Short $	Euro	3.4%	Short	21%	Short $	Euro	3.4%	Short
			Japanese Yen	3.1%	Short			Japanese Yen	3.1%	Short
Equities	30%	Long	S&P 500	4.8%	Long	30%	Long	S&P 500	4.8%	Long
			Dax Index	2.5%	Long			Dax Index	2.5%	Long
Fixed Income	23%	Long	Bunds	4.7%	Long	23%	Long	Bunds	4.7%	Long
			U.S. 10-Year Treasury Notes	4.6%	Long			U.S. 10-Year Treasury Notes	4.6%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil prices fell by more than 2% due to investor concerns surrounding the inability of U.S. officials to come to an agreement on a new spending plan.   Natural gas prices rallied 5% because of sustained cold weather across  the U.S.

Grains/Foods
Corn prices advanced nearly 5% as stronger-than-expected demand data prompted buying. Cocoa markets fell more than 3%, ending the week at a nine-month low, as news of ample supplies and favorable West African weather forecasts put downward pressure on prices.

Metals	Base metals markets weakened due to reports showing weak Chinese growth data and political uncertainty in the U.S. and Europe.
Currencies
The euro and Swiss franc depreciated after the presidential election results in Italy drove investors towards non-Eurozone safe-haven currencies.  The U.S. dollar strengthened against counterparts as the bullish impact of upbeat consumer spending data outweighed downward pressure caused by the impending sequestration budget cuts.

Equities
The Nikkei 225 gained more than 1% after the Japanese government nominated a new governor for the Bank of Japan who investors believe will pursue a more aggressive monetary stimulus plan. The S&P 500 finished modestly higher, supported by better-than-expected economic data in the U.S.

Fixed Income
U.S. Treasuries rallied as investors sought to reduce risk in the wake of the U.S. government’s inability to solve its most recent budget crisis.  The German Bund market rallied by more than 1% due to increased demand for safe-haven assets caused by lingering uncertainty in the region following the elections in Italy.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.